                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K
                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 or 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

        Date of report (Date of earliest event reported): March 26, 2003

                          WESTERN WIRELESS CORPORATION
               -------------------------------------------------
               (Exact Name of Registrant as Specified in Charter)

          Washington                  000-28160                 91-1638901
--------------------------------------------------------------------------------
(State or Other Jurisdiction         (Commission               (IRS Employer
      of Incorporation)              File Number)            Identification No.)


3650 131st Avenue S.E. Bellevue, Washington                             98006
--------------------------------------------------------------------------------
 (Address of Principal Executive Offices)                             (Zip Code)

Registrant's telephone number, including area code       (425) 586-8700
                                                  ------------------------------

--------------------------------------------------------------------------------
          (Former Name or Former Address, if Changes Since Last Report)

Item 7. Exhibits.

Exhibit Number                      Description of Document
--------------                      -----------------------
    99.01       Certification of John W. Stanton, Chairman and Chief Executive
                Officer of Western Wireless Corporation, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 (Subsections (a) and (b) of
                Section 1350, Chapter 63 of Title 18, United States Code), filed solely for purposes of incorporation by reference into Item 9 herein.

    99.02       Certification of M. Wayne Wisehart, Executive Vice President and
                Chief Financial Officer of Western Wireless Corporation, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002
                (Subsections (a) and (b) of Section 1350, Chapter 63 of Title
                18, United States Code), filed solely for purposes of incorporation by reference into Item 9 herein.

Item 9. Regulation FD Disclosure.

On March 26, 2003, Western Wireless Corporation (the "Company") filed with the Securities and Exchange Commission its Annual Report on Form 10-K for the year ended December 31, 2002. Accompanying the Annual Report as correspondence were a transmittal letter and the certifications of John W. Stanton, the Company's Chairman and Chief Executive Officer and M. Wayne Wisehart, the Company's Executive Vice President and Chief Financial Officer, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 (Subsections (a) and (b) of Section 1350, Chapter 63 of Title 18, United States Code), in each case attached as exhibits hereto and incorporated herein solely for purposes of this Item 9.

------------------

The certifications attached as exhibits hereto are being furnished solely pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 and are not being filed as part of the Company's Annual Report on Form 10-K for the year ended December 31, 2002 or as a separate disclosure document. The information included in this Current Report on Form 8-K (including the exhibits hereto) is furnished pursuant to Item 9 and shall not be deemed to be "filed" for the purposes of
Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that Section or Sections 11 and 12(a)(2) of the Securities Act of 1933, as amended. This Current Report (including the exhibits hereto) will not be deemed an admission as to the materiality of any information required to be disclosed solely to satisfy the requirements of Regulation FD.

                                   SIGNATURE

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                        WESTERN WIRELESS CORPORATION
                                                 (Registrant)

Date: March 26, 2003                    By: /s/ Jeffrey A. Christianson
                                           -------------------------------------
                                           Name:  Jeffrey A. Christianson
                                           Title: Senior Vice President and
                                                  General Counsel

                                INDEX TO EXHIBITS

Exhibit Number                      Description of Document
--------------                      -----------------------
    99.01       Certification of John W. Stanton, Chairman and Chief Executive
                Officer of Western Wireless Corporation, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 (Subsections (a) and (b) of
                Section 1350, Chapter 63 of Title 18, United States Code), filed solely for purposes of incorporation by reference into Item 9 herein.

    99.02       Certification of M. Wayne Wisehart, Executive Vice President and
                Chief Financial Officer of Western Wireless Corporation, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002
                (Subsections (a) and (b) of Section 1350, Chapter 63 of Title
                18, United States Code), filed solely for purposes of incorporation by reference into Item 9 herein.